UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 3, 2008

RADNET, INC.[1]
(Exact Name of Registrant as Specified in Charter)

Delaware	0-19019	13-3326724
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1510 Cotner Avenue, Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 478-7808

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

______________________
[1]
The registrant is the successor issuer, within the meaning of Rule 12g-3 promulgated under the Securities Exchange Act of 1934, to RadNet, Inc., a New York corporation (“RadNet New York”), pursuant to the reincorporation merger of RadNet New York with and into the registrant.

Item 1.01.	Entry Into a Material Definitive Agreement.

Effective September 3, 2008, our predecessor in interest, RadNet, Inc., a New York corporation, which we refer to as RadNet New York, completed its reincorporation in the State of Delaware, which we refer to as the reincorporation, by merging with and into its wholly-owned subsidiary, RadNet, Inc., a Delaware corporation, which we refer to as RadNet or our company.  The reincorporation was completed pursuant to the terms of an Agreement and Plan of Merger dated as of September 3, 2008, which we refer to as the merger agreement, between RadNet New York and our company.

In the merger, each outstanding share of common stock of RadNet New York was converted into one share of our common stock and RadNet New York ceased to exist as a separate legal entity.  The reincorporation did not result in any material change in our business, outlets, offices, facilities, assets, liabilities, obligations, or net worth, or our directors, officers, or employees.  Outstanding shares of our common stock retain the same CUSIP number as the corresponding shares of RadNet New York prior to the reincorporation, and our common stock continues to be listed on the NASDAQ Global Market under the same ticker symbol, “RDNT”.  Stockholders are not required to exchange their existing stock certificates of RadNet New York, which now represent the same number of shares of our company.

A copy of the merger agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference and made a part hereof.

Item 3.03.	Material Modification to Rights of Security Holders.

See disclosure under Item 5.03.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws.

As disclosed under Item 1.01 above, effective September 3, 2008, RadNet New York merged into our company and ceased to exist as a separate legal entity.  As a result, holders of RadNet New York common stock are now holders of our common stock, and their rights as holders of our common stock are governed by the General Corporation Law of the State of Delaware and our new Certificate of Incorporation and Bylaws.  For a description of the differences between the rights of holders of RadNet New York common stock and our common stock, see the discussion under the heading “Significant Changes Resulting From the Reincorporation” in the Definitive Proxy Statement on schedule 14A, filed by RadNet New York with the SEC April 17, 2008, which description is incorporated herein by reference and made a part hereof.

In connection with consummating the merger, our incorporator amended our proposed certificate of incorporation and bylaws described in the proxy statement.  Our certificate of incorporation was amended to grant to our board of directors the authority to adopt, amend or repeal our bylaws.  Our bylaws were amended to provide certificates for the shares of our capital stock will be issued, upon initial issuance, transfer or otherwise, only to the extent as may be required by applicable law or as otherwise authorized by our Secretary or an Assistant Secretary.  As a general matter, we intend that in the future our outstanding stock will be evidenced in book entry (uncertificated) form to the extent permitted by law in lieu of issuing paper stock certificates.  However, existing stock certificates of RadNet New York now represent the same number of shares of our company.

Our bylaws were also amended to add advance notice provisions for stockholder nominations for election to our board of directors and stockholder proposals of other business.  These new provisions require a stockholder to deliver a notice to our corporate secretary within a specified time frame prior to an annual or special meeting of our stockholders, setting forth specific information, in order to nominate a person for election to our board of directors or to propose any other business for consideration at the meeting.

Copies of our certificate and incorporation, certificate of amendment, and our bylaws, as amended, are attached hereto as Exhibits 3.1, 3.2 and 3.3, respectively, and are incorporated herein by reference and made a part hereof.

Item 7.01.	Regulation FD Disclosure.

On September 3, 2008, we issued a press release announcing that RadNet New York had consummated the reincorporation into our company.  A copy of the press release is being furnished as Exhibit 99.1 hereto.

The information in this Item 7.01, including Exhibit 99.1, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.  This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this Item 7.01 or Exhibit 99.1 hereto.  The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this Item 7.01 is material information that is not otherwise publicly available.

Item 8.01.	Other Events.

On May 28, 2008, we adjourned the annual meeting of our stockholders until June 12, 2008 to permit the solicitation of additional proxies to vote on the proposed reincorporation of RadNet New York in the State of Delaware. When we reconvened the annual meeting on June 12, 2008, our stockholders approved the Reincorporation Merger.

As a result of the reincorporation and by operation of Rule 12g-3(a) promulgated under the Exchange Act, we are the successor issuer to RadNet New York and have succeeded to the attributes of RadNet New York as the registrant; our common stock is deemed to be registered under Section 12(b) of the Exchange Act, and we are subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder, and will hereafter file reports and other information with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

2.1	Agreement and Plan of Merger and Reorganization, dated as of September 3, 2008
3.1	Certificate of Incorporation of RadNet, Inc., a Delaware corporation
3.2	Certificate of Amendment to Certificate of Incorporation of RadNet, Inc., a Delaware corporation, dated September 2, 2008
3.3	Bylaws of RadNet, Inc., a Delaware corporation, dated September 2, 2008
99.1	Press release announcing completion of reincorporation, dated September 3, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 4, 2008		RadNet, Inc.
	By:	/s/ Howard G. Berger, M.D.
Howard G. Berger, M.D.
President and Chief Executive Officer